1 II-VI Acquisition of Semiconductor Laser Business Investor Presentation September 12, 2013 Exhibit 99.2

Forward Looking Statement Disclaimer
This presentation contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-
looking statements in this presentation include, but are not limited to: (i) the failure of any one or more of the assumptions stated
above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's
Annual Report on Form 10-K for the fiscal year ended June 30, 2013 (iii) the purchasing patterns from customers and end-users; (iv)
the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to devise and execute strategies to respond to market conditions; and/or (vii) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

Agenda
• Review of Today’s Announcement
• Overview of the Semiconductor Laser Business acquired
• Strategic Rationale and Fit with II-VI
• Financial Impacts of the Transaction
• Question and Answer Session

Review of Today’s Announcement
• We have completed the acquisition of the Switzerland-based Semiconductor
Laser business of Oclaro announced earlier today.
• The transaction was valued at $115 million and, after deducting for retained accounts receivable and holdbacks, the closing consideration paid was cash of
$92 million.
• The business is currently expected to generate approximately $70 million in revenues during the first 9.5 months of ownership by II-VI in FY14.
• The acquisition is expected to become accretive to earnings during FY15.
• The business will be included as a new fifth segment for financial reporting purposes.
• An option to acquire Oclaro’s amplifier and micro-optics business was obtained.

Switzerland-based
Gallium
Arsenide
Semiconductor Laser Business
Product family Products Market / application Select customers
High
power
laser
(780nm – 1060nm)
Material processing, industrial,
medical, printing
VCSEL
Computer mice, finger navigation,
optical interconnect, sensors
980nm pump
laser
(terrestrial and
submarine)
Optical amplifiers

Technology Leadership
Innovation
• Business originated at IBM Zurich
• Continuous innovation in high power lasers and pump lasers
• Rich patent portfolio (over 150 owned and licensed patents)
• Over 70 engineers
World-class facility in
Zurich, Switzerland
Total size
116,600 sq ft / 10,800 m
2
(5 total floors, 3 production floors)
Cleanrooms 33,800 sq ft / 3,140 m
2
(mostly ISO class 7 on four floors)
Employees Approximately 200

• Strengthens II-VI’s existing portfolio of engineered materials solutions.
• Broadens II-VI portfolio of differentiated components for high power laser systems.
• Establishes a semiconductor laser platform for II-VI.
• Opens up new, large and rapidly growing addressable markets for II-VI.
Strategic Rationale and Fit with II-VI

The Market Opportunity
CAGR = 9%
CAGR = 9%
CAGR = 8%
CAGR = 4%
CAGR = 4%
CAGR = 7%
CAGR = 5%
CAGR = 43%
Telecom pumps market (USD in millions)
Lasers market by application (USD in millions)
Source: Ovum-RHK 2013, Strategies unlimited 2013
$112
$106
$115
$125
$135
$143
$152
$160
$50
$46
$49
$51
$54
$57
$60
$63
$3
$5
$14
$24
$32
$38
$43
$45
$165
$157
$178
$200
$221
$238
$255
$268
2011 2012 2013 2014 2015 2016 2017 2018
Pump 980 Pump 1480 Pump 14xx
$1,959
$2,361
$2,488
$2,672
$2,939
$3,233
$3,608
$270
$330
$356
$389
$429
$468
$505
$441
$476
$503
$532
$578
$639
$709
$228
$260
$276
$273
$283
$297
$316
$1,204
$1,409
$1,500
$1,526
$1,575
$1,620
$1,677
$4,103
$4,835
$5,122
$5,392
$5,804
$6,256
$6,815
2010 2011 2012 2013 2014 2015 2016
Communications Sensors
Medical Micro Materials Proc.
Metal Materials Proc.

Transaction Terms
Purchase price
• $115 million valuation, consisting of:
• $92 million in cash at closing
• $15 million retained receivables
• $6 million held back by II-VI for 15 months
• $2 million held back by II-VI for potential working capital adjustments
Financing
• Amended and restated credit facility with PNC Bank
• $225 million revolving credit facility, $108 million drawn
• $100 million unsecured term loan, fully drawn; quarterly payments of $5 million beginning
October 1, 2013
• Interest rate of L+0.75% – L+1.75% based on leverage ratio; currently at L+1.50%
Amplifier and micro-optics
option
• II-VI paid $5 million for an exclusive option to acquire Oclaro’s amplifier and micro-optics business
• 30 days to exercise option
• Option price retained by Oclaro if option is not exercised

Earnings
• Currently expected to be $0.08 to $0.12 dilutive to GAAP earnings per share in FY2014
• Includes transaction expenses estimated at $4 million or $0.06 EPS
• Currently expected to be accretive beginning in FY2015
Leverage
Financial Impact
$111
$208
June 30, 2013 September 12, 2013
Credit facility borrowings

Question and Answer Session
These comments and answers to certain questions contain forward looking statements which are based on current expectations.  Actual results could differ materially.  For information about factors that could cause the actual results to differ materially, please refer to the
“Risk Factors” section of our Annual Form 10-K for the fiscal year ended June 30, 2013.  Also, please refer to today’s Form 8-K filing for additional details.